Income Taxes	12 Months Ended
Dec. 31, 2017
Notes
Income Taxes

6.        INCOME TAXES

As of December 31, 2017, we had no material unrecognized tax benefits and no adjustments to liabilities or operations were required.

Tax year 2017 is subject to examination by the federal and state taxing authorities. There are no income tax examinations currently in process.

Reconciliation between our effective tax rate and the United States statutory rate is as follows:

For the Period from July 7, 2017 (date of inception) through December 31, 2017
Expected federal tax rate	34.00%
State income taxes, net of federal tax benefit	3.63%
Change in valuation allowance	(37.63%)
Effective tax rate	0.00%

Significant components of our deferred tax assets as of December 31, 2017 consists of the following:

December 31, 2017
Deferred Tax Assets:
Net operating loss carryforwards, net of taxes effect	$ 424,783
Deferred tax assets	424,783
Deferred tax liabilities:
Software acquired book to tax difference	307,614
Deferred tax liabilities	307,614
Net deferred tax assets	117,170
Valuation allowance	(117,170)
Net deferred tax assets	$ -

Deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and the tax basis of the assets and liabilities using the enacted tax rate in effect in the years in which the differences are expected to reverse. A 100% valuation allowance has been recorded against the deferred tax asset as it is more likely than not, based upon our analysis of all available evidence, that the tax benefit of the deferred tax asset will not be realized.

The U.S. Tax Cuts and Jobs Act (the “Act”) was enacted in December 2017. Among other things, the Act reduces the U.S. federal corporate tax rate from 35 percent to 21 percent beginning January 1, 2018, requiring the revaluation of deferred taxes.

As of December 31, 2017, we have federal net operating loss carryforwards of approximately $1,128,800 available to offset future federal taxable, which expires 2037.